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                            Energy West, Incorporated
                (Name of Registrant as Specified In Its Charter)

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                                     Page 1

                            Energy West, Incorporated

                                November 14, 2003

Dear Fellow Shareholder,

As you may know, your company announced on November 11, 2003 that the Annual
Meeting of Shareholders had been rescheduled from November 12, 2003 to December
3, 2003. However, a court subsequently has ordered that we change that date to
November 24, 2003.

We are seeking to have the court order vacated and to restore the meeting date to December 3, 2003, as previously announced. However, unless the court order is changed, the meeting will be held on November 24, at the same time and place as previously scheduled.

Very truly yours,

John C. Allen,
Interim President and CEO